UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 20, 2011

Novagen Solar Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3044 Bloor Street W, Suite 1440

Toronto, Ontario M8X 2Y8

(Address of principal executive offices and Zip Code)

(647) 456-9521

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, undue reliance should not be placed on these forward-looking statements.

Forward-looking statements represent our estimates and assumptions only as of the date of this report. This report and the documents that we reference and filed as exhibits to this report should be read completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Except where the context otherwise requires and for the purposes of this report only, “Novagen,” the “Company,” “we,” “us,” and “our” refer to the Registrant; “Exchange Act” refers to the Securities Exchange Act of 1934, as amended; “Board” refers to the board of directors of the Company; “NRS” refers to the Nevada Revised Statutes; “SEC” refers to the United States Securities and Exchange Commission; and “Securities Act” refers to the Securities Act of 1933, as amended.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On December 20, 2011, Twenty Second Trust, a trust organized under the laws of the State of Queensland, Australia to conduct any lawful business (including but not limited to investing in the Company), acquired 29,297,600 shares of the Company’s common stock from shareholders of the Company for aggregate cash consideration of $226,484.16 paid from the cash assets of the trust through several private transactions exempt from registration under section 4(1) of the Securities Act of 1933, as amended.

As a result of the above-referenced acquisitions of the Company’s common stock, as of December 20, 2011, Twenty Second Trust directly owns 67.0% of the Company’s common stock and thereby controls the Company.

Micheal P. Nugent, who is a director, President and Chief Executive officer of Novagen, is the sole trustee of Twenty Second Trust.

FORM 10 DISCLOSURE

Since the acquisitions by Twenty Second Trust has resulted in a change of control of the Company, we are providing the following information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting the Company’s common stock upon consummation of the change in control.

Except as provided below, to the extent required by Item 5.01 of Form 8-K, the information contained in our Registration Statement on Form S-1, declared effective February 4, 2011 (Commission File Number 333-169103), is hereby incorporated by reference into this Item 5.01.

To the extent required by Item 5.01 of Form 8-K, the financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2010 and 2009 contained in our Annual Report on Form 10K, filed March 30, 2011, and for the interim period ended September 30, 2011 contained in our Quarterly Report on Form 10Q filed November 14, 2011, are hereby incorporated by reference into this Item 5.01.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 20, 2011, information concerning ownership of the Company’s securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class. The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

	Beneficial Ownership
Name of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percentage of Class
Micheal Peter Nugent (1)	Common Stock	29,297,600	67.0%
Michael Norton Smith	Common Stock	Nil	Nil
All directors and executive officers, as a group	Common Stock	29,297,600	67.0%
Twenty Second Trust (1)	Common Stock	29,297,600	67.0%

(1) By operation of Rule 16a-8 of the Exchange Act of 1934, as amended, the holding of 29,297,600 shares of the Company’s common stock by Twenty Second Trust is attributable to Micheal Peter Nugent as the sole trustee of Twenty Second Trust.

The mailing address for all directors, executives officers and beneficial owners of more than 5% of our common stock is 3044 Bloor Street West, Suite 1440, Toronto, ON M8X 2Y8.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is considered to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof, upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which can be exercised within 60 days from the date hereof, have been exercised.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth our directors, executive officers, promoters and control persons, their ages, and all offices and positions held. Directors are elected for a period of one year and thereafter serve until the stockholders duly elect their successor. Officers and other employees serve at the will of the Board.

Name	Position	Age	Period Served as Director/Officer

Micheal P. Nugent	CEO, President and a director	48	2011 to present

Michael Norton-Smith	CFO, Secretary and a director	65	2011 to present

Micheal Nugent

Micheal P. Nugent has served as the President, Chief Executive Officer and as a director of the Company since December 2011. Mr. Nugent has held senior executive positions and directorships with public and private companies in the United States and Australia since 1995. He is a certified diesel fitter in Australia. Mr. Nugent’s technical and corporate experience is expected to assist the Company with its efforts to implement profitable operations.

During the past five years, Mr. Nugent has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

CEO	2011	Present	Loadstone Motor Corporation Pty Ltd.	engine development and manufacture
director, CEO	2009	Present	Roadships Holdings, Inc.	transport logistics
director, CEO	2008	Present	Nugent Aerospace, Inc.	non-operating
director, CEO	2008	Present	Fire From Ice, Inc.	non-operating
CEO	2006	Present	Adbax Truckside Management Pty Ltd.	transport industry service provider
CEO	2003	Present	Cycclone Magnetic Engines, Inc.	engine development
director	2001	Present	Roadships Australia Pty Ltd.	transportation logistics
director	2001	Present	Bronzelink Pty Ltd.	holding company

Michael Norton-Smith

Michael Norton-Smith has served as a director of the Company as well as its Treasurer and Secretary since December 2011. As Treasurer of the Company, Mr. Norton-Smith acts as the Company’s Chief Financial Officer and Principal Accounting Officer. Mr. Norton-Smith, is a certified public accountant in Australia with 35 years of financial and corporate experience. His engagement is expected to assist the Company with its efforts to implement profitable operations.

During the past five years, Mr. Norton-Smith has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

Director, Secretary	2009	Present	ACN 108 217 947 Pty Ltd	accounting & taxation services
Chief Financial Officer	2011	Present	Loadstone Motor Corporation Pty Ltd	engine development and manufacture
Director, Secretary	2003	Present	Patanga Investments Pty Ltd	consulting services
Director, Secretary, CFO	2010	Present	Remote Contractors Pty Ltd	earthmoving contractor
Director	2006	Present	Classic Livestock Management Services Pty Ltd	livestock assessment
Director	2010	Present	Coldgold Ltd	abalone farming
Director	2007	Present	MNSRA Pty Ltd	plantation investment
Director, Secretary	2010	Present	Platinum River Developments Pty Ltd	property development
Director, Secretary	2010	Present	Queensland Venture Capital Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Australia Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Pacific Pty Ltd	non-operating
Director/Secretary	2010	Present	JJM Property Investments Pty Ltd	non-operating
Director/Secretary	2009	Present	Carbonleaf Limited	non-operating

Family Relationships:

There is no family relationship among any of our officers and directors.

Involvement in Certain Legal Proceedings

Except as noted herein or below, during the last ten years none of our directors or officers have:

(1)     had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)     been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(3)     been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)     been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent

Micheal P. Nugent, President & CEO

Date: December 20, 2011